[LOGO]

                 SMITH BARNEY PRINCIPAL
                 RETURN Fund

                 SECURITY AND
                 GROWTH Fund

                 S E M I - A N N U A L  R E P O R T

                 MAY 31, 2000

                 [LOGO] Smith Barney
                        Mutual Funds

                 "Your Serious Money, Professionally Managed."

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

A Message from the Chairman

                                                                        [PHOTO]

                                                                        HEATH B.
                                                                        MCLENDON

                                                                        Chairman

Dear Shareholder:

The U.S. economy has continued its rate of historic growth in the new millennium. However, the U.S. markets continue to be characterized by record volatility, leaving many investors with little or no clear indication of the future direction of the market.

At SSB Citi Asset Management, Citigroup's asset management division, we remain firmly committed to our belief that individual company selection should continue to be the primary focus of investors in any market. We believe that those companies with excellent products, strong management and a sound business plan should be well-positioned to deliver continued earnings growth in the evolving global economy.

We provide some 100 million individuals, businesses, governments and institutions in over 100 countries, with a broad range of financial products and services. SSB Citi Asset Management offers you access to a broad range of products including equities, fixed income and money markets. Our global resources are extensive, far-reaching and powerful, with a strong presence in the U.S., Europe, Japan, Latin America, Asia Pacific and Australia.

We invite you to explore our capabilities as a market leader in areas such as retirement, tax and estate planning. When you invest with SSB Citi Asset Management, you can do so with the confidence that your interests come first, your investment success is paramount, and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

June 12, 2000


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Smith Barney Principal Return Fund                                             1

Shareholder Letter

                                                              [PHOTO]

                                                              JOHN G.
                                                              GOODE

                                                              Vice President and
                                                              Investment Officer

Dear Shareholder:

We are pleased to present the semi-annual report for the Smith Barney Principal Return Fund - Security and Growth Fund ("Fund") for the period ended May 31, 2000. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's portfolio strategy.(1)

Investment Objective

The Fund's management team invests a portion of its assets in zero coupon bonds,(2) which may maintain the preservation of the original capital invested in the Fund. The remainder of the assets in the Fund are invested in companies that the team believes have the ability to appreciate substantially faster than the market. Most of the companies targeted are small- to mid-cap in size.

Performance Update

For the six months ended May 31, 2000, the Fund returned 32.54%.(3) In comparison, the Russell 2000 Index(4) returned 5.50% and the Lehman Brothers Intermediate Term Government Bond Index(5) returned 1.55% for the same period. Additionally, the Standard & Poor's 500 Index ("S&P 500")(6) returned 2.90% for the same period.

----------
(1) The information provided represents the opinion of the manager and is not intended to be a forecast of future results. Further, there is no assurance that certain securities will remain in or out of the portfolio.

(2) A zero coupon bond is an investment vehicle that makes no periodic interest payments but instead is sold at a deep discount from its face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.

(3) The return cited does not reflect sales charges because the maximum initial sales charge of 4.00% was only applicable during the Fund's initial offering period.

(4) The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. An investor cannot invest directly in an index.

(5) The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency securities. An investor cannot invest directly in an index.

(6) The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

Many of the stocks in the Fund are catagorized as small- and mid-cap companies. The Fund's holding in zero coupon bonds returned only 1.76% during the period, in large part due to rising interest rates. We look to the bond segment of the Fund's portfolio as a way to help protect shareholders' initial investments in the event of any stock market downturn. However, the strength of the U.S. stock market has continued and we are proud to report the stock portion of the Fund's portfolio returned 82.33% during the period. (Past performance is not indicative of future results.)

Factors Affecting Fund Performance(7)

The performance of the Fund during the period was closely tied to the appreciation of a number of the Fund's common stock holdings, especially those in the technology sector during December 1999 through the middle of March 2000. Many investors during this time participated in what we believe to be one of the most speculative periods in Wall Street's history.

The focus was on those so-called "New Economy" stocks, to the virtual exclusion of all other market segments. (The "New Economy" is represented by shares of companies in the technology, Internet and telecommunications industries.) During this period, we chose to begin a phased sale of a substantial part of the Fund's technology holdings because we believed the market was in the midst of a speculative "bubble." The Fund's positions in Geoworks, Adobe Systems, and Cypress Semiconductor all were reduced significantly in the first quarter of this year.

A Major Shift in Investor Focus - March 2000 through May 2000

Investor enthusiasm for technology issues peaked about mid-March of this year and the performance of the overall stock market broadened out. The prices of many small and mid-cap stocks began to appreciate as well. The proceeds from the sale of the Fund's technology holdings were used to increase holdings in many companies we regarded as depressed in price but with potentially great value.

Companies such as AmeriSource Health, R&B Falcon, Precision Castparts, Anadarko Petroleum, Crane Co., Burlington Resources and First American Financial were some of the more significant additions to the Fund's portfolio during the period. Generally speaking, these stocks have performed in line with our expectations since the end of the first quarter.

----------
(7) Please note that the Fund's holdings are subject to change and any discussion of holdings is as of May 31, 2000. Please refer to pages 10 through 12 for a complete list and percentage breakdown of the Fund's holdings.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             3

A Scorecard for the Last Six Months

Included in the table below and on the next page are the top 15 and bottom 15 performers based on stock performance* in the Fund from November 30, 1999 through May 31, 2000.

                           Portfolio Holdings Update**
                     November 30, 1999 through May 31, 2000

--------------------------------------------------------------------------------
                                                                           Price
Top 15 Performers for the Fund                                            Change
--------------------------------------------------------------------------------
RTI International Metals (producer of titanium and fabricated               96%
metal products)
--------------------------------------------------------------------------------
AmeriSource Health (wholesale distributor of pharmaceuticals and            96
related health care services)
--------------------------------------------------------------------------------
R&B Falcon (provides marine contact drilling and ancillary services)        87
--------------------------------------------------------------------------------
Rostelecom ADR (long distance and telecommunications company)               83
--------------------------------------------------------------------------------
Precision Castparts (manufactures complex structural castings and           79
airfoil castings
--------------------------------------------------------------------------------
Anadarko Petroleum (engaged in the exploration, development,                77
production and marketing of natural gas, crude oil and natural gas liquids)
--------------------------------------------------------------------------------
Adobe Systems (provider of graphic design, publishing and imaging           64
software for the Internet and print production)
--------------------------------------------------------------------------------
Geoworks (provider of mobile e-commerce and information services,           63
software and technical services)
--------------------------------------------------------------------------------
Cypress Semiconductor (designs, develops and manufactures digital and       55
mixed-signal integrated circuits)
--------------------------------------------------------------------------------
Aphton Corp. (biopharmaceutical company which develops products using       44
its vaccine-like technology)
--------------------------------------------------------------------------------
Crane Company (diversified manufacturer of engineered industrial            44
products)
--------------------------------------------------------------------------------
Foundation Health Systems (managed health care organization)                42
--------------------------------------------------------------------------------
Burlington Resources (a holding company engaged in the exploration,         36
production and marketing of crude oil and natural gas)
--------------------------------------------------------------------------------
Enzo Biochem (manufactures and markets health care products based on        35
molecular biology and engineering techniques)
--------------------------------------------------------------------------------
First American (provides managed vision care plans and programs)            29
--------------------------------------------------------------------------------

----------
* Source: Davis Skaggs Investment Management. Please note the returns cited in the chart above only reflect changes in the price of the securities (not total return) and do not reflect dividend distributions. Past performance is not indicative of future results.

** The chart above highlights the top 15 and bottom 15 performers of the 50 common stocks held in the Fund's portfolio during the reporting period. Portfolio holdings are subject to change.


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                                                         Price
Bottom 15 Performers for the Fund                                       Change
--------------------------------------------------------------------------------
McKesson HBOC (health care supply management company)                    (30)%
--------------------------------------------------------------------------------
Smurfit-Stone (manufactures corrugated container, boxboard and           (26)
folding cartons)
--------------------------------------------------------------------------------
Clayton Homes (produces, sells, finances and insures primarily low to    (13)
medium-priced manufactured homes)
--------------------------------------------------------------------------------
CIT Group (diversified finance organization offering secured commercial (12) and consumer financing)
--------------------------------------------------------------------------------
Allegheny Technologies (provides specialty materials, including          (10)
stainless steel, nickel, and cobalt based alloys)
--------------------------------------------------------------------------------
Mattel (designs, manufactures, markets and distributes a variety of       (5)
family products on a worldwide basis)
--------------------------------------------------------------------------------
IMC Global (worldwide producer, supplier, manufacturer and distributor    (5)
of crop nutrients, animal feed ingredients and salt)
--------------------------------------------------------------------------------
Health Management Associates (provides general acute health services in   (4)
nonurban locations)
--------------------------------------------------------------------------------
PMI Group (underwrites residential mortgages and title insurance)          2
--------------------------------------------------------------------------------
Engelhard (manufactures and markets technology-based performance           5
products for industrial customers)
--------------------------------------------------------------------------------
Brush Engineered Materials (manufactures engineered materials              7
producing beryllium)
--------------------------------------------------------------------------------
Wolverine Tube (manufactures and distributes copper and alloy tubes,       9
rods, bars and strip products)
--------------------------------------------------------------------------------
Countrywide Credit (engages primarily in the mortgage banking business     9
by purchasing, selling and servicing mortgage loans)
--------------------------------------------------------------------------------
JDA Software Group (a leading provider of integrated software products     9
and professional services)
--------------------------------------------------------------------------------
Equifax (provides information services to businesses to help them grant   12
credit and process credit cards)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             5

Looking Ahead

In our view, the next few years may be characterized by a substantial change in the stock market landscape. In other words, we think Wall Street's rear view mirror may serve as a poor guide for the immediate future. One of the biggest changes may occur in market leadership. Between 1994 and the end of last year, the price-to-earnings ("P/E") ratio(8) for the S&P 500 doubled, which produced an annual return of 15% from P/E expansion alone. Most of this occurred because the largest 50 companies of the S&P 500 saw a dramatic increase in their P/E ratios as many mutual funds and investors, in general, concentrated their assets in the shares of these companies. We think further increase in the P/E ratios for these stocks may be unlikely and some P/E contraction may be a more likely scenario. If this contraction does in fact occur, we believe the S&P 500 may produce annualized returns of 6% to 8% in the next few years. (Of course, no guarantees can be given that our expectations will be met.)

We also believe the remaining 450 stocks of the S&P 500 may perform better over the next three to five years and their P/E ratios may increase somewhat, in contrast to the potential trends for the P/E ratios of the largest 50 companies. In our opinion, the "Not So Nifty 450," as one Wall Street firm has recently described these companies, may outperform their larger counterparts over the long term.

About five years ago, many "Old Economy" companies began to recognize that constructing new facilities destroyed rather than created wealth. (The "Old Economy" is represented by established "blue-chip" companies.) As a result, we think that many products may be in shorter supply in the next few years and their prices may increase. Already, we are seeing record prices for natural gas and gasoline, and the nation may face a shortage of electricity in some areas over the next few months. Paper prices have been increasing recently, reflecting supply constraints as well. A strong U.S. dollar has helped offset these increases somewhat, but it is our belief that the day is fast approaching when pricing power may return to some areas of the economy. We think having some holdings in the natural resources sector in the Fund's portfolio may allow us to capture opportunities if these favorable trends develop for these industries. (Of course, no guarantees can be given that this will in fact occur.)

----------
(8)   P/E ratio is the price of a stock divided by its earnings per share.


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

We previously indicated that small- and mid-cap stocks have been performing better in recent months. We feel that this trend should continue for at least several more years and these areas of the market may outperform the S&P 500 by a substantial margin. This, of course, is the area of the market where most of the Fund's stock holdings are concentrated.

We believe there will also be a tremendous increase in merger and acquisition activity within the small and mid-cap areas of the stock market. This suggests to us that value stocks may also do well in the future. We will continue to look for growth stocks when they are available at prices that seem reasonable. (Value stocks are the shares of companies that are believed to be undervalued but have good longer-term business prospects. Growth stocks are the shares of companies with the potential for faster-than-average growth within their industries.) However, we think the risks of investing in value stocks may be lower, with prospective returns comparable to those of many growth stocks.

Every portfolio manager yearns for a market where his or her investment style is in favor. After 31 years in the mutual fund business, I am looking forward to the next few years with great enthusiasm because value investing, long ignored by Wall Street, may, in my opinion, make a major comeback.

Thank you for your investment in the Smith Barney Principal Return Fund - Security and Growth Fund. We look forward to helping you achieve your financial goals in the new century.

Sincerely,


/s/ John G. Goode

John G. Goode
Vice President and
Investment Officer

June 12, 2000


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             7

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End      Income    Capital Gain      Total
Period Ended         of Period  of Period  Dividends  Distributions   Returns(1)
================================================================================
5/31/00               $ 9.56     $12.09      $0.39       $0.09          32.54%+
--------------------------------------------------------------------------------
11/30/99                8.73       9.56       0.31        0.00          13.47
--------------------------------------------------------------------------------
11/30/98               10.12       8.73       0.28        0.08         (10.43)
--------------------------------------------------------------------------------
11/30/97               10.22      10.12       0.03        1.75          16.42
--------------------------------------------------------------------------------
11/30/96               10.68      10.22       0.62        0.99          11.15
--------------------------------------------------------------------------------
3/30/95* - 11/30/95     9.60      10.68       0.00        0.14          12.70+
================================================================================
Total                                        $1.63       $3.05
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                 Without            With
                                             Sales Charges(1)  Sales Charges(2)
================================================================================
Six Months Ended 5/31/00+                         32.54%             N/A
--------------------------------------------------------------------------------
Year Ended 5/31/00                                42.85              N/A
--------------------------------------------------------------------------------
3/30/95* through 5/31/00                          13.94             13.04%
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                                   Without
                                                               Sales Charges(1)
================================================================================
3/30/95* through 5/31/00                                            96.46%
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, shares reflect the deduction of the maximum initial sales charge of 4.00% which was applicable during the initial offering period.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*     Commencement of operations.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                   Growth of $10,000 Invested in Shares of the
               Security and Growth Fund vs. Russell 2000 Index and
            Lehman Brothers Intermediate Term Government Bond Index+
--------------------------------------------------------------------------------
                             March 1995 -- May 2000

                              <LINE CHART OMITTED>

+ Hypothetical illustration of $10,000 invested in shares of the Fund on March 30, 1995 (commencement of operations), assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2000. The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor may not invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                             9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 2000
--------------------------------------------------------------------------------

     SHARES                         SECURITY                             VALUE
================================================================================
COMMON STOCK -- 54.9%
Aerospace/Defense -- 1.2%
      50,000  Raytheon Co., Class B Shares                          $ 1,171,875
--------------------------------------------------------------------------------
Basic Materials -- 9.1%
      90,000  Allegheny Technologies Inc. (a)                         2,030,625
      50,000  Brush Engineered Materials Inc.                           871,875
      75,000  Commonwealth Industries, Inc.                             468,750
     200,000  Kaiser Aluminum Corp. (b)                                 887,500
      35,000  Precision Castparts Corp.                               1,706,250
      95,000  RTI International Metals, Inc. (b)                      1,235,000
      50,000  USX - U.S. Steel Group                                  1,128,125
      60,000  Wolverine Tube Inc. (b)                                   990,000
--------------------------------------------------------------------------------
                                                                      9,318,125
--------------------------------------------------------------------------------
Building/Construction -- 0.9%
     100,000  Clayton Homes, Inc. (a)                                   887,500
--------------------------------------------------------------------------------
Chemicals -- 3.4%
      82,500  Engelhard Corp.                                         1,438,594
      90,000  IMC Global Inc.                                         1,383,750
      40,000  Lyondell Chemical Co.                                     667,500
--------------------------------------------------------------------------------
                                                                      3,489,844
--------------------------------------------------------------------------------
Electronics - Semiconductor -- 1.1%
      25,000  Cypress Semiconductor Corp. (a)                         1,051,562
   6,090,908  Power Spectra, Inc. (b)(c)                                 60,909
--------------------------------------------------------------------------------
                                                                      1,112,471
--------------------------------------------------------------------------------
Energy -- 6.7%
   1,035,000  Abacan Resource Corp. (b)                                  18,630
      35,000  Anadarko Petroleum Corp. (a)                            1,857,187
      15,000  Burlington Resources Inc.                                 686,250
      80,000  R&B Falcon Corp. (b)                                    1,875,000
      42,500  USX - Marathon Group                                    1,155,469
      55,218  Varco International, Inc. (b)                           1,201,008
--------------------------------------------------------------------------------
                                                                      6,793,544
--------------------------------------------------------------------------------
Environmental Services -- 0.3%
      50,000  IMCO Recycling Inc.                                       334,375
--------------------------------------------------------------------------------
Financial Services -- 4.6%
      50,000  The CIT Group, Inc.                                       915,625
      60,000  Countrywide Credit Industries, Inc.                     1,845,000
      20,000  Cullen/Frost Bankers, Inc.                                530,000
      50,000  Equifax Inc.                                            1,384,375
--------------------------------------------------------------------------------
                                                                      4,675,000
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 2000
--------------------------------------------------------------------------------

     SHARES                         SECURITY                             VALUE
================================================================================
Health Care -- 9.9%
     150,000  AmeriSource Health Corp. (b)                          $ 3,656,250
      55,000  Aphton Corp. (b)                                        1,127,500
      26,000  Enzo Biochem Inc. (b)                                     916,500
     190,000  Foundation Health Systems Inc., Class A Shares (b)      2,280,000
     100,000  Health Management Associates, Inc. (b)                  1,181,250
      60,000  McKesson HBOC, Inc.                                       986,250
--------------------------------------------------------------------------------
                                                                     10,147,750
--------------------------------------------------------------------------------
Insurance -- 6.0%
      18,000  Aetna Inc.                                              1,201,500
      60,700  The First American Corp.                                1,009,138
     200,000  Fremont General Corp.                                     875,000
      27,000  The PMI Group, Inc.                                     1,370,250
      30,000  Radian Group Inc.                                       1,650,000
--------------------------------------------------------------------------------
                                                                      6,105,888
--------------------------------------------------------------------------------
Leisure -- 2.4%
      50,000  Carnival Corp.                                          1,356,250
      80,000  Mattel, Inc. (a)                                        1,085,000
--------------------------------------------------------------------------------
                                                                      2,441,250
--------------------------------------------------------------------------------
Manufacturing -- 1.0%
      40,000  Crane Co.                                               1,055,000
--------------------------------------------------------------------------------
Packaging/Containers -- 0.8%
      60,000  Smurfit-Stone Container Corp. (a)                         851,250
--------------------------------------------------------------------------------
Retail -- 1.0%
       5,000  Costco Wholesale Corp. (b)                                159,687
     100,000  Pier 1 Imports Inc.                                       850,000
--------------------------------------------------------------------------------
                                                                      1,009,687
--------------------------------------------------------------------------------
Technology -- 5.4%
      20,000  Adobe Systems, Inc.                                     2,251,250
      65,000  Geoworks Corp. (b)                                        698,750
     140,000  IKOS Systems, Inc. (b)                                  1,207,500
      40,000  Inprise Corp. (b)                                         222,500
      75,000  JDA Software Group, Inc. (b)                            1,153,125
--------------------------------------------------------------------------------
                                                                      5,533,125
--------------------------------------------------------------------------------
Telecommunications -- 1.1%
      20,000  Cable & Wireless PLC                                      332,422
      50,000  Rostelecom, Sponsored ADR (a)                             759,375
--------------------------------------------------------------------------------
                                                                      1,091,797
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $51,587,387)                                  56,018,481
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 2000
--------------------------------------------------------------------------------

      FACE
     AMOUNT                         SECURITY                             VALUE
================================================================================
U.S. TREASURY STRIPS -- 41.2%
 $59,000,000  U.S. Treasury Strips, zero coupon due 8/15/05
              (Cost -- $40,484,075)                                 $ 42,075,850
================================================================================
REPURCHASE AGREEMENT -- 3.9%
   4,024,000  Morgan Stanley Dean Witter & Co., 6.330% due 6/1/00;
                Proceeds at maturity -- $4,024,708; (Fully
                collateralized by U.S. Treasury Bonds and Notes,
                6.250% to 9.375% due 5/31/01 to 8/15/23;
                Market value -- $4,107,072) (Cost -- $4,024,000)       4,024,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $96,095,462*)                                $102,118,331
================================================================================

(a)   All or a portion of this security is on loan (See Note 7).
(b)   Non-income producing security.
(c)   Security is valued by the Fund's Board of Trustees (See Note 6).
*     Aggregate cost for Federal income tax purposes is substantially the same

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $96,095,462)                    $102,118,331
   Cash                                                                     84
   Collateral for securities on loan (Note 7)                        5,591,800
   Dividends and interest receivable                                    71,343
--------------------------------------------------------------------------------
   Total Assets                                                    107,781,558
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 7)                           5,591,800
   Payable for securities purchased                                    322,481
   Distribution fees payable                                           240,625
   Management fees payable                                              44,034
   Payable for Fund shares purchased                                     4,443
   Accrued expenses                                                     43,872
--------------------------------------------------------------------------------
   Total Liabilities                                                 6,247,255
--------------------------------------------------------------------------------
Total Net Assets                                                  $101,534,303
================================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      8,400
   Capital paid in excess of par value                              70,233,068
   Undistributed net investment income                               1,286,263
   Accumulated net realized gain from security transactions
   and options                                                      23,986,010
   Net unrealized appreciation of investments and foreign
   currencies                                                        6,020,562
--------------------------------------------------------------------------------
Total Net Assets                                                  $101,534,303
================================================================================
Shares Outstanding                                                   8,399,686
--------------------------------------------------------------------------------
Net Asset Value (and redemption price)                                  $12.09
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            13

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 2000

INVESTMENT INCOME:
   Interest                                                       $  1,790,523
   Dividends                                                           245,233
--------------------------------------------------------------------------------
   Total Investment Income                                           2,035,756
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                            245,034
   Distribution fees (Note 2)                                          122,517
   Shareholder and system servicing fees                                59,472
   Audit and legal                                                      18,450
   Shareholder communications                                           11,323
   Trustees' fees                                                        6,411
   Custody                                                               2,988
   Other                                                                 3,674
--------------------------------------------------------------------------------
   Total Expenses                                                      469,869
--------------------------------------------------------------------------------
Net Investment Income                                                1,565,887
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND OPTIONS (NOTES 3 AND 5):
   Realized Gain From:
     Security transactions (excluding short-term securities)        23,998,044
     Options purchased                                                  43,316
     Options written                                                    84,397
--------------------------------------------------------------------------------
   Net Realized Gain                                                24,125,757
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                             4,622,981
     End of period                                                   6,020,562
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           1,397,581
--------------------------------------------------------------------------------
Net Gain on Investments and Options                                 25,523,338
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $ 27,089,225
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended May 31, 2000 (unaudited)
and the Year Ended November 31, 1999
                                                         2000          1999
================================================================================
OPERATIONS:
  Net investment income                             $ 1,565,887   $  3,270,765
  Net realized gain                                  24,125,757      8,507,982
  Increase in net unrealized appreciation             1,397,581        564,500
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations             27,089,225     12,343,247
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (3,530,353)    (4,135,024)
  Net realized gains                                   (757,897)            --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                    (4,288,250)    (4,135,024)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                        6,529         54,767
  Net asset value of shares issued
    for reinvestment of dividends                     4,127,278      4,000,610
  Cost of shares reacquired                         (14,077,574)   (46,313,926)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                          (9,943,767)   (42,258,549)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                    12,857,208    (34,050,326)

NET ASSETS:
  Beginning of period                                88,677,095    122,727,421
--------------------------------------------------------------------------------
  End of period*                                   $101,534,303   $ 88,677,095
================================================================================
* Includes undistributed net investment
    income of:                                     $  1,286,263     $3,250,729
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Security and Growth Fund ("Fund") is a separate investment fund of the Smith Barney Principal Return Fund ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1999, reclassifications were made to the capital account to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), through its Davis Skaggs Investment Management division, acts as investment manager of the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 0.50% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended May 31, 2000, the Fund paid transfer agent fees of $55,036 to CFTC.

CFBDS, Inc., ("CFBDS") acts as the Fund's distributor. Pursuant to a Distribution Plan, the Fund pays CFBDS a service fee calculated at an annual rate of 0.25% of the average daily net assets.

For the six months ended May 31, 2000, Salomon Smith Barney Inc. ("SSB") received brokerage commissions of $7,200.

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $  29,764,592
--------------------------------------------------------------------------------
Sales                                                              42,791,258
================================================================================


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At May 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                   $  14,283,689
Gross unrealized depreciation                                      (8,260,820)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 6,022,869
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At May 31, 2000, the Fund held no purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the six months ended May 31, 2000:

                                                            Number of
                                                            Contracts   Premium
================================================================================
Options written, outstanding at November 30, 1999                0     $      0
Options written during the six months ended May 31, 2000       200       84,397
Options expired                                               (200)     (84,397)
--------------------------------------------------------------------------------
Options written, outstanding at May 31, 2000                     0     $      0
================================================================================

6. Securities Valued by the Fund's Board of Trustees

The following securities held by the Fund on May 31, 2000, are illiquid and valued at fair value in good faith by, or under the direction of, the Fund's Board of Trustees taking into consideration the appropriate economic, financial and other pertinent available information pertaining to these securities.

                                         Value           Percentage
                 Acquisition              Per     Fair    of Total
Security            Date        Shares   Share   Value   Net Assets      Cost
================================================================================
Power Spectra Inc. 9/11/95    4,090,908  $0.01  $40,909     0.04%     $3,272,726
--------------------------------------------------------------------------------
Power Spectra Inc. 4/10/97    2,000,000   0.01   20,000     0.02         500,000
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At May 31, 2000, the Fund loaned common stocks having a value of $5,315,484 and held the following collateral for loaned securities:

Security Description                                                   Value
================================================================================
Time Deposits:
  Bank Brussels Lambert, 6.810% due 6/1/00                          $  176,189
  CAISSE, 6.810% due 6/1/00                                          1,495,105
  Chase Manhattan Bank, 6.810% due 6/1/00                              920,065
  Firstar Bank, 6.810% due 6/1/00                                      920,065
  UBS Securities, 6.810% due 6/1/00                                  1,098,788

Commercial Paper:
  Repsol, 6.640% due 7/5/00                                            981,588
--------------------------------------------------------------------------------
  Total                                                             $5,591,800
================================================================================

Income earned from securities lending by the Fund for the six months ended May 31, 2000, was $6,193.

8. Shares of Beneficial Interest

At May 31, 2000, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                   Six Months Ended             Year Ended
                                     May 31, 2000            November 30, 1999
================================================================================
Shares sold                                  647                      412
Shares issued on reinvestment            412,538                  472,327
Shares reacquired                     (1,287,395)              (5,253,305)
--------------------------------------------------------------------------------
Net Decrease                            (874,210)              (4,780,566)
================================================================================

9. Affiliated Transactions

At May 31, 2000, the Fund owned approximately 23% of Power Spectra, Inc. (with a value of $60,909), which represents less than 1% of the Fund's total net assets. Therefore, under the Investment Company Act of 1940, Power Spectra would be considered an affiliate of the Fund.

10. Subsequent Event

Effective June 5, 2000, the Board of Directors of the Fund approved a Distribution Agreement with SSB, replacing the Distribution Agreement with CFBDS.


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended November 30, except where noted:

                                   2000(1)        1999       1998        1997        1996      1995(2)
========================================================================================================
Net Asset Value,
  Beginning of Period             $  9.56       $  8.73    $ 10.12     $ 10.22     $ 10.68     $  9.60
--------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income              0.19          0.36       0.32        0.28        0.33        0.28
  Net realized and
    unrealized gain (loss)           2.82          0.78      (1.35)       1.40        0.82        0.94
--------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    3.01          1.14      (1.03)       1.68        1.15        1.22
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.39)        (0.31)     (0.28)      (0.03)      (0.62)         --
  Net realized gains                (0.09)           --      (0.08)      (1.75)      (0.99)      (0.14)
--------------------------------------------------------------------------------------------------------
Total Distributions                 (0.48)        (0.31)     (0.36)      (1.78)      (1.61)      (0.14)
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                   $ 12.09       $  9.56    $  8.73     $ 10.12     $ 10.22     $ 10.68
--------------------------------------------------------------------------------------------------------
Total Return                        32.54%++      13.47%    (10.43)%     16.42%      11.15%      12.70%++
--------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)        $   102       $    89    $   123     $   204     $   244     $   310
--------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                           0.96%+        0.92%      0.94%       0.92%       0.99%       1.02%+
  Net investment income              3.19+         3.23       2.88        2.62        2.88        4.07+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                33%           31%        23%         20%         43%         26%
========================================================================================================

(1)   For the six months ended May 31, 2000 (unaudited).
(2) For the period from March 30, 1995 (commencement of operations) to November 30, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Principal Return Fund                                            21

                                                     SALOMON SMITH BARNEY
                                                     --------------------
                                                     A member of citigroup[LOGO]

Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager

SSB Citi Fund Management LLC

Distributor

CFBDS, Inc.

Custodian

PFPC Trust Company

Transfer Agent

Citi Fiduciary Trust Company
338 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Principal Return Fund -- Security and Growth Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after August 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Principal Return Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0951 7/00